CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our report dated November 7, 1995 included in this Form 10-KSB, into the Company's previously filed Form S-8
Registration Statement File No. 33-17896.


                                    /S/  ARTHUR ANDERSEN LLP
                                    ------------------------
                                    ARTHUR ANDERSEN LLP



Las Vegas, Nevada
December 22, 1995














































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